                                                                   Exhibit 10.15

Cruttenden Roth Incorporated
   As Representative of the Underwriters
24 Corporate Plaza
Newport Beach, CA  92660

Ladies and Gentlemen:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") between CollegeLink.com Incorporated, a Delaware corporation or any successor (the "Company"), and you as representative of the several underwriters (the "Underwriters") named in
Schedule I thereto, relating to an underwritten public offering (the "Offering") of shares of the Company's common stock, $.001 par value per share (the "Common Stock") (including shares of Common Stock subject to an option granted to the Underwriters solely to cover over-allotments, if any).

         In order to induce you and the other Underwriters to enter into the Underwriting Agreement with respect to the Offering, the undersigned, intending to be legally bound, hereby agrees, for the benefit of the Company, you and the other Underwriters, that for a period of 180 days following the effective date of the Registration Statement relating to the Offering (the "Lock-up Period"), the undersigned will not, without the prior written consent of the Representative (as defined in the Underwriting Agreement), directly or indirectly, offer, offer to sell, sell, contract to sell, grant any option for the purchase of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any beneficial interest in or grant any other person the right to acquire or otherwise dispose of (or enter into any transaction or arrangement which is designed to, or could be expected to, result in the disposition at anytime in the future of) ("Transfer") any shares of Common Stock or securities convertible into or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended, or otherwise) either beneficially owned by the undersigned as of the effective date of the Registration Statement or acquired by the undersigned during the Lock-up Period as a result of the exercise of options or otherwise (the "Securities"). The undersigned also will not, during the Lock-up Period, exercise any registration rights relating to any shares of Common Stock, without the prior written consent of the Representative.

         Further, during the 180-day period immediately following the Lock-up Period (i) the undersigned agrees that no sales or other dispositions of Common Stock will be made in excess of the number of shares which such parties are permitted to sell pursuant to Rule 144 under the Securities Act, and (ii) in any event, all sales or other dispositions of Common Stock by such parties will be made through Cruttenden Roth Incorporated as Representative, subject to the prior approval of Cruttenden Roth Incorporated, which approval will be based, in part, on an assessment of then existing market conditions, made by and at the sole discretion of Cruttenden Roth Incorporated, and that should Cruttenden Roth Incorporated determine that market conditions will not support the sale or other disposition of Common Stock at any given time, the undersigned agrees that the undersigned will not proceed with such sale or other disposition until such time as Cruttenden Roth Incorporated determines market conditions to be appropriate to proceed with such sale or other disposition, or until the expiration of such 180-day period, whichever occurs first.

         In the event that the Representative consents to a Transfer, the undersigned hereby agrees that, during the Lock-up Period and for 180 days thereafter, the execution of any order relating to a Transfer of Securities shall be placed through the Representative.

         To enable the Company and the Underwriters to enforce the aforesaid covenants, the Undersigned hereby consents to the placing of legends on the Securities and stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of or beneficially owned by the undersigned.

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the choice of law or conflict of laws principles.

         If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall be likewise terminated at such time.

Dated:   _________________, 1999




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